UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022

ORTHO CLINICAL DIAGNOSTICS HOLDINGS PLC

(Exact name of Registrant as Specified in Its Charter)

England and Wales	001-39956	98-1574150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Route 202, Raritan, New Jersey		08869
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (908) 218-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.00001 par value	OCDX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Ortho Clinical Diagnostics Holdings plc (“Ortho” or the “Company”) with the Securities and Exchange Commission (the “SEC”) on May 16, 2022. This Amendment No. 1 is being filed to amend Item 8.01 to include the final voting results received from the Scrutineer for the Company’s Court Meeting (as defined below) and General Meeting (as defined below) held on May 16, 2022 under Item 5.07 set forth below.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed, on December 22, 2021, the Company, Coronado Topco, Inc., a Delaware corporation and a wholly owned subsidiary of Ortho (“Topco”), Laguna Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Topco (“U.S. Merger Sub”), Orca Holdco, Inc., a Delaware corporation and a wholly owned subsidiary of Topco (“U.S. Holdco Sub”), Orca Holdco 2, Inc., a Delaware corporation and a wholly owned subsidiary of U.S. Holdco Sub (“U.S. Holdco Sub 2”) and Quidel Corporation, a Delaware corporation (“Quidel”) entered into a Business Combination Agreement (the “Business Combination Agreement,” and the transactions contemplated thereby, the “Combinations”), pursuant to which, among other things and subject to the terms and conditions contained therein, (i) under the Scheme (as defined below), each issued and outstanding share of Ortho will be acquired by a depository nominee on behalf of Topco in exchange for (x) 0.1055 shares of common stock of Topco and (y) $7.14 in cash, and (ii) immediately after the consummation of the Scheme, U.S. Merger Sub will merge with and into Quidel, pursuant to which each issued and outstanding share of Quidel common stock will be converted into one share of Topco common stock, with Quidel surviving as a wholly owned subsidiary of Topco.

Pursuant to the order dated February 16, 2022, the High Court of Justice of England and Wales (the “Court”) gave permission for a meeting (the “Court Meeting”) to be convened of the holders of Ortho ordinary shares, par value $0.00001 per share, as of May 12, 2022 (the “Voting Record Time” and such shares, the “Shares”), for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement proposed to be made pursuant to Part 26 of the Companies Act 2006 between Ortho and the holders of the Scheme Shares (the “Scheme”). Ortho held the virtual Court Meeting at Latham & Watkins LLP, 1271 Avenue of the Americas, New York, NY 10020, United States on May 16, 2022, at 11:30 a.m. (Eastern Standard Time) and 4:30 p.m. (London time), whereby holders of an aggregate of 209,893,954 Shares, which represent 88.26% of the Shares outstanding and entitled to vote as of the Voting Record Time, were represented at the meeting via the virtual meeting website or by proxy.

Following the conclusion of the Court Meeting, Ortho held a virtual general meeting of shareholders (the “General Meeting”), on May 16, 2022, via live webcast, whereby holders of an aggregate of 209,893,954 Shares, which represent 88.26% of the Shares outstanding and entitled to vote as of the Voting Record Time, were represented at the meeting via the virtual meeting website or by proxy. A summary of the voting totals for the following proposals presented at the Court Meeting and the General Meeting, each of which is described in detail in Topco’s definitive proxy statement/prospectus dated April 11, 2022 and first mailed to the Company’s shareholders on or about April 11, 2022, is set forth below:

Court Meeting

Proposal No. 1—Scheme Proposal

At the Court Meeting, the Company’s shareholders voted on and approved the Scheme. The proposal was approved, having receiving “for” votes from a simple majority in number of Ortho ordinary shareholders present and voting (and entitled to vote), either remotely (via the Virtual Meeting Platform) or by proxy, representing at least 75% in value of the Ortho Shares in respect of which a vote had been cast. The final voting results on this proposal were as follows:

FOR	AGAINST	ABSTENTIONS
194,238,944	15,655,010	0

General Meeting

Proposal No. 1—Scheme Implementation Proposal

At the General Meeting, the Company’s shareholders voted on and approved a proposal to approve (a) authorization of the Ortho board of directors to take all action necessary or appropriate for carrying the Scheme into effect and (b) adoption of the amended and restated Ortho articles of association in substitution for, and to the exclusion of, Ortho’s existing articles of association in order to facilitate the Combinations. The proposal was approved, having received “for” votes from holders of at least 75% of the outstanding Shares entitled to vote on such proposal. The final voting results on this proposal were as follows:

FOR	AGAINST	ABSTENTIONS
194,227,904	15,652,185	13,865

Proposal No. 2: The Non-Binding Compensation Advisory Proposal

At the General Meeting, the Company’s shareholders voted on and approved a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Combinations. The non-binding compensation advisory proposal was approved, having received “for” votes from holders of a majority of the votes cast at the General Meeting via the virtual meeting website or represented by proxy. The final voting results on this proposal were as follows:

FOR	AGAINST	ABSTENTIONS
188,964,611	20,899,054	30,289

Item 8.01 Other Events.

The UK Scheme Sanction Hearing will take place on May 26, 2022. It is a matter for the UK Court as to whether the hearing is in person, virtual only using Microsoft Teams (or such other videoconferencing software as the UK Court decides) or hybrid. The time of the hearing will be set out on HM Courts & Tribunals Service’s website at www.justice.gov.uk/courts/court-lists.

Based on the final voting results, each of the resolutions at the Court Meeting and General Meeting received the requisite approval of Ortho shareholders. Subject to satisfaction or waiver of remaining closing conditions, and the approval of the Court, the Combinations are expected to be consummated on May 27, 2022. Further announcements will be made in due course, and once finalized voting results are available.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements in this document by words such as “may”, “will”, “would”, “expect”, “anticipate”, “believe”, “estimate”, “plan”, “intend”, “continue”, or similar words, expressions or the negative of such terms or other comparable terminology. These statements include, but are not limited to, those with respect to the redemption of the Company’s outstanding 7.375% senior notes due 2025 and 7.250% senior notes due 2028, the timing of the consummation of the Combinations, the benefits of the business combination transaction involving Quidel, the Company and Topco, including the combined company’s future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Quidel’s and the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: failure to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and stockholder approvals, the sanction of the High Court of Justice of England and Wales and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of Quidel and the Company generally. Additional risks and factors are identified under “Risk Factors” in the Company’s Annual Report on Form 10-K filed on March 8, 2022 and subsequent reports filed with the Commission, and are identified under “Risk Factors” in the joint proxy statement/prospectus.

You should not rely upon forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature. The Company undertakes no obligation to update any of the forward-looking information included in this document, whether as a result of new information, future events, changed expectations or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ortho Clinical Diagnostics Holdings plc

Date: May 20, 2022	By:	/s/ Joseph M. Busky
Joseph M. Busky
Chief Financial Officer